UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 15, 2017

Tianhe Union Holdings Limited

(Exact name of registrant as specified in its charter)

Nevada	333-199967	45-4077653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Wall Street, 28 Fl, Unit 2851

New York, NY 10005

(Address of Principal Executive Offices)

+646-512-5855

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The board of directors of (the “Board”) of Tianhe Union Holdings Limited (the “Company”), a Nevada Corporation, has approved, upon the consent of the majority shareholders of the Company (the “Majority Shareholders”), the following corporate actions (the “Corporate Actions”): (i) a change of the Company’s name to National Art Exchange, Inc. (the “Name Change”), (ii) an increase of the number of the Company’s authorized common stock from 75,000,000 to 150,000,000 (the “Increase of Authorized Stock”), par value $0.001 per share (the “Common Stock”), and (iii) a 100 to 1 reverse stock split of the outstanding Common Stock of the Company (the “Reverse Stock Split”), to be effective upon the Company’s receipt of written confirmation from the Financial Industry Regulatory Authority (“FINRA”) with respect to the Corporate Actions, pursuant to FINRA Rule 6490 (the “Effective Date”).

On the Effective Date, the total number of outstanding shares of the Company’s Common Stock held by each stockholder will be converted automatically into the number of whole shares of Common Stock equal to (i) the number of issued and outstanding shares of Common Stock held by such stockholder immediately prior to the Reverse Stock Split, divided by (ii) 100.

No fractional shares will be issued, and no cash or other consideration will be paid. Instead, the Company will issue one whole share of the post-Reverse Stock Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split.

The Company has filed a Certificate of Amendment, pursuant to Nevada Revised Statutes (“NRS”) sections 78.385 and 78.390, and a Certificate of Correction, (collectively, the “Certificates”) with the Secretary of State of the State of Nevada. The Certificates provided for, among other things, the Name Change, the Increase of Authorized Stock, and the Reverse Stock Split, to be effective on the Effective Date. Pursuant to sections 78.385 and 78.390 of NRS, the Articles of Incorporation of the Company were amended in accordance with the Certificates.

A copy of the Certificates are attached hereto as Exhibit 3.1 and Exhibit 3.2.

Item 9.01. Financial Statements and Exhibits.

3.1	Certificate of Amendment Pursuant to Nevada Revised Statutes Section 78.385 and 78.390, as filed with the Secretary of State of the State of Nevada

3.2	Certificate of Correction, as filed with the Secretary of State of the State of Nevada

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIANHE UNION HOLDINGS LIMITED

Date: August 15, 2017	By:	/s/ Qiliang Zheng
	Name:	Qiliang Zheng
	Title:	Chief Executive Officer

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